                    LA SALLE PARTNERS U.S. REAL ESTATE FUND

                 Supplement to Prospectus dated April 30, 1999

  This Supplement corrects certain information contained in the Prospectus and Statement of Additional Information and should be retained and read in conjunction with the those documents.

  In March of 1999, LaSalle Partners Incorporated and Jones Lang Wootton announced the combination of their operations. The resulting company, Jones Lang LaSalle, is the world's leading fully integrated real estate services and investment management firm, operating in 96 key markets in 34 countries on five continents. The company's investment management business, LaSalle Investment Management, is one of the world's largest and most diverse real estate investment management firms with over $20 billion of assets under management.

  To better align the mutual fund with our new corporate identity, the following name changes became effective on December 10, 1999:

              Former Name                             New Name


     LaSalle Partners Funds, Inc.       LaSalle Investment Management Funds,
LaSalle Partners U.S. Real Estate Fund                  Inc.
     LaSalle Partners Master Trust          LaSalle U.S. Real Estate Fund

Dated: December 10, 1999                        LaSalle Master Trust